Exhibit 10.2


                          FIRST AMENDMENT TO SHORT TERM
                           REVOLVING CREDIT AGREEMENT

         This First Amendment to Short Term Revolving Credit Agreement ("First Amendment") is dated as of January 1, 1997, and is entered into among Ag-Chem Equipment Co. Inc., a Minnesota corporation (the "Company"), NBD Bank ("NBD") for itself and as Agent (in such capacity "Agent"), National City Bank of Minneapolis, and Harris Trust and Savings Bank (together with NBD being sometimes referred to collectively as the "Lenders" and individually as a "Lender"). This First Amendment amends that certain Short Term Revolving Credit Agreement dated as of June 28, 1996 (as amended, the "Credit Agreement"), among the Company, Agent and Lenders. Capitalized terms not otherwise defined in this First Amendment shall have the meanings given to them in the Credit Agreement.

         WHEREAS, the Company has requested that the Agent and Lenders consent to the Company transferring certain of its assets to a new, wholly-owned subsidiary of the Company, Ag-Chem Sales Co., Inc. ("Ag-Chem Sales") and that it be allowed to generally transfer assets between subsidiaries.

         WHEREAS, the Agent and Lenders have agreed to consent to such transactions on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Conditional Consent. The Agent and Lenders hereby consent to the Company transferring assets to Ag-Chem Sales effective as of January 1, 1997 (the "Transfer to Sales"), subject to the following terms and conditions:

                  (a) Ag-Chem Sales will deliver simultaneously with the execution of this Consent, guaranties of the Credit Agreement and Long Term Amended and Restated Revolving Credit Agreement dated as of January 12, 1996, among the Company, Agent and Lenders, substantially in the form given by the existing Guarantors;

                  (b) Ag-Chem Sales will deliver to Agent an officer's certificate, certifying copies of its articles of incorporation, bylaws and resolutions authorizing its guaranties; and

                  (c) Ag-Chem Sales will be owned 100% by the Company.

         2. Acknowledgments. The parties acknowledge that:

                  (a) Ag-Chem Sales shall be hereafter considered a "Guarantor" and a "Loan Party" under the Credit Agreement.

                  (b) The Company has submitted a revised Schedule 4.4 to the Credit Agreement, a copy of which is attached to this consent for reference, and this new Schedule 4.4 replaces the representations in the prior Schedule 4.4; and

                  (c) The Transfer to Sales will not be included in the basket amounts provided for in Sections 5.2(g)(iii) and 5.2(i)(v) of the Credit Agreement.

         3. Transfer of Assets Among the Loan Parties. Sections 5.2(g), (i) and
(k) of the Credit Agreement are hereby amended in their entirety to read as follows:

         (g) Disposition of Assets; Etc. Sell, lease, license, transfer, assign or otherwise dispose of any of its business, assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether in one or a series of transactions, other than (i) inventory sold in the ordinary course of business upon customary credit terms and sales of obsolete or damaged material or equipment, (ii) the sale of all or part of Ag-Chem Equipment Co International Corp, a Virgin Islands corporation and/or Kurstjens Terra-Gator B.V., a Netherlands private limited liability company, (iii) transfers from one Loan Party to another Loan Party, and (iv) other sales of assets not to exceed $3,000,000 in the aggregate for all Loan Parties during any fiscal year of the Company; provided that so long as any Default or Event of Default shall exist and be continuing, no sales under clauses (ii) or
         (iii) above may be made beyond those contracted for at the time of such Default or Event of Default.

         (i) Investments. Make, commit to make or permit to exist any loans, investments, advances or extensions of credit to any person, firm or corporation, other than: (i) Cash Equivalents, (ii) loans not to exceed $500,000 at any time outstanding and travel advances extended to officers and employees of a Loan Party in the ordinary course of business, (iii) investments existing on the Effective Date in Subsidiaries that are not Loan Parties, (iv) investments by the Company in other Loan Parties, (v) loans from one Loan Party to another Loan Party, or (vi) other investments which in the aggregate do not exceed $1,000,000 at any time after the Effective Date.

         (k) Transactions with Affiliates. Enter into, or permit or suffer to exist, or be a party to, any transaction or arrangement, including the purchase, sale, exchange or use of any property or asset, or any interest therein, whether real, personal or mixed, or tangible or intangible, or the rendering of any service, with any Affiliate that is not a Loan Party or any director or officer of any Loan Party, except in the ordinary course of and pursuant to the reasonable requirements of the Loan Party's business and upon fair and reasonable terms which are no less favorable to such Loan Party than could be obtained in a comparable arms-length transaction with a person not an Affiliate or a director or officer of the Loan Party. The Company will not permit Ag-Chem Equipment International to have any operations or assets with a value in excess of $10,000.

         4. Ratification. The parties hereto acknowledge and agree that the terms and provisions of this First Amendment amend, add to and constitute part of the Credit Agreement. Except as expressly modified and amended by the terms of this First Amendment, all of the other terms and conditions of the Credit Agreement and all of the documents executed in connection therewith or referred to or incorporated therein, remain in full force and effect and are hereby ratified, confirmed and approved.

         5. Conflicts. If there is an express conflict between the terms of this First Amendment and the terms of the Credit Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this First Amendment shall govern and control.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Short Term Revolving Credit Agreement to be duly executed as of the date first written above.


                                        Ag-Chem Equipment Co., Inc.

                                        By: /s/ John Retherford
                                            -----------------------------------
                                            John Retherford
                                            Its: Senior Vice President


                                        NBD Bank

                                        By: /s/ Marguerite Mullins
                                            -----------------------------------
                                            Marguerite Mullins
                                            Its: Vice President


                                        National City Bank of Minneapolis

                                        By: /s/ David W. Boyce
                                            -----------------------------------
                                            David W. Boyce
                                            Its: Vice President


                                        Harris Trust and Savings Bank

                                        By: /s/ Catherine C. Ciolek
                                            -----------------------------------
                                            Catherine C. Ciolek
                                            Its: Vice President




                            GUARANTOR ACKNOWLEDGEMENT

         The undersigned hereby acknowledges the terms of this First Amendment to Short Revolving Credit Agreement, dated as of January 1, 1997, and hereby reaffirm each and every term of their respective Guaranty (Short Term), dated June 28, 1996, given in favor of the Agent and the Lenders.


                                        Lor*Al Products, Inc.

                                        By: /s/ John Retherford
                                            -----------------------------------
                                            John Retherford
                                            Its: Vice President


                                        Ag-Chem Equipment Co International Corp.

                                        By: /s/ John Retherford
                                            -----------------------------------
                                            John Retherford
                                            Its: Vice President


                                        Ag-Chem Equipment Canada Ltd.

                                        By: /s/ John Retherford
                                            -----------------------------------
                                            John Retherford
                                            Its: Vice President


                                        Soil-Teq, Inc.

                                        By: /s/ John Retherford
                                            -----------------------------------
                                            John Retherford
                                            Its: Vice President